CONTACTS: Corporate Communications T - (412) 433-1300 E - media@uss.com	Emily Chieng Investor Relations Officer T - (412) 618-9554 E - ecchieng@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

United States Steel Corporation Reports Second Quarter 2024 Results

•Second quarter 2024 net earnings of $183 million, or $0.72 per diluted share.
•Second quarter 2024 adjusted net earnings of $211 million, or $0.84 per diluted share.
•Second quarter 2024 adjusted EBITDA of $443 million.

PITTSBURGH, August 1, 2024 – United States Steel Corporation (NYSE: X) reported second quarter 2024 net earnings of $183 million, or $0.72 per diluted share. Adjusted net earnings was $211 million, or $0.84 per diluted share. This compares to second quarter 2023 net earnings of $477 million, or $1.89 per diluted share. Adjusted net earnings for the second quarter 2023 was $483 million, or $1.92 per diluted share.
Commenting on the Company’s second quarter performance, U. S. Steel President and Chief Executive Officer, David B. Burritt said, “We were pleased with our performance during the second quarter, as adjusted EBITDA of $443 million improved sequentially in spite of pricing headwinds that grew in the quarter across our operating segments. Most notable was better than forecasted results in our North American Flat-Rolled segment, in large part from enhanced product mix and cost management that kept earnings resilient in a dynamic market. Our Mini Mill segment performed well, delivering 17% EBITDA margin when adjusting for $30 million in one-time start-up costs for strategic projects. Both Tubular and USSE performed as expected in the second quarter.”
Burritt continued, “We expect third quarter adjusted EBITDA in the range of $275 million and $325 million, as recent pricing dynamics continue to impact our business. Our North American Flat-Rolled segment results should soften slightly, as lower spot prices more than offset continuing strength in our contract order book and lower spending. Our Mini Mill segment results will likely reflect lower spot prices and $30 million of related start-up and one-time construction costs ahead of a planned fourth quarter start-up of Big River 2 (BR2). In Europe, results are expected to be consistent with the second quarter reflecting lower

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selling prices largely offset by lower raw material costs. Our Tubular segment results should be lower as selling prices decline in the third quarter.”
Commenting on the Company’s transaction with Nippon Steel Corporation, Burritt noted, “We continue to make progress on the U.S. regulatory processes ahead of the anticipated closing of our transaction with Nippon Steel Corporation later this year, which will bring advanced technologies to U. S. Steel to support a stronger domestic steel industry with enhanced competition and will strengthen national, economic, and job security.”
Commenting on the Company’s other strategic initiatives, Burritt concluded, “Separately, construction on BR2 is achieving key milestones as we target start-up in the fourth quarter. Also at Big River, the recently commissioned dual galvalume® / galvanized coating line is ramping as expected. Galvanized coils are being delivered to customers and the team is on-track to produce galvalume coils later this summer. You can find additional details and photos of these Big River Steel projects in the investor presentation posted today on our website.”

Earnings Highlights
	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions, except per share amounts)	2024	2023	2024	2023
Net Sales	$4,118	$5,008	$8,278	$9,478
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$183	$231	$217	$224
Mini Mill	28	132	127	144
U. S. Steel Europe	(10)	72	6	38
Tubular	29	157	86	389
Other	(4)	(12)	(6)	(9)
Total segment earnings before interest and income taxes	$226	$580	$430	$786
Other items not allocated to segments	(45)	(16)	(95)	(33)
Earnings before interest and income taxes	$181	$564	$335	$753
Net interest and other financial benefits	(58)	(57)	(113)	(118)
Income tax expense	56	144	94	195
Net earnings	$183	$477	$354	$676
Earnings per diluted share	$0.72	$1.89	$1.40	$2.67

Adjusted net earnings (a)	$211	$483	$417	$678
Adjusted net earnings per diluted share (a)	$0.84	$1.92	$1.64	$2.68
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$443	$804	$857	$1,231
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

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UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	1,051	1,088	1,052	1,050
Mini Mill	869	1,011	923	897
U. S. Steel Europe	821	965	826	939
U. S. Steel Europe (€/net ton)	762	886	763	868
Tubular	2,108	3,493	2,190	3,636

Steel shipments (thousands of net tons): (a)
Flat-Rolled	2,045	2,235	4,094	4,513
Mini Mill	562	587	1,130	1,246
U. S. Steel Europe	875	1,034	1,947	1,917
Tubular	109	111	223	242
Total steel shipments	3,591	3,967	7,394	7,918

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Mini Mill to Flat-Rolled	92	142	204	225
Flat-Rolled to Mini Mill	—	—	1	—
Flat-Rolled to Mini Mill (pig iron)	88	86	165	115
Flat-Rolled to USSE (coal)	139	159	258	458

Raw steel production (thousands of net tons):
Flat-Rolled	2,072	2,529	4,183	4,922
Mini Mill	725	749	1,442	1,508
U. S. Steel Europe	980	1,213	2,059	2,305
Tubular	117	129	263	300

Raw steel capability utilization: (b)
Flat-Rolled	63%	77%	64%	75%
Mini Mill	88%	91%	88%	92%
U. S. Steel Europe	79%	97%	83%	93%
Tubular	52%	57%	59%	67%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	125	104	264	243
Mini Mill	475	488	938	1,051
U. S. Steel Europe	27	16	55	42
Tubular	4	5	14	17
Other Businesses	—	—	—	—
Total	$631	$613	$1,271	$1,353
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 13.2 million net tons for Flat-Rolled, 3.3 million net tons for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million net tons for Tubular.

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UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions, except per share amounts)	2024	2023	2024	2023
Net Sales	$4,118	$5,008	$8,278	$9,478

Operating expenses (income):
Cost of sales	3,629	4,161	7,294	8,114
Selling, general and administrative expenses	105	103	224	202
Depreciation, depletion and amortization	217	224	427	445
Earnings from investees	(45)	(38)	(59)	(25)
Asset impairment charges	12	—	19	4
Restructuring and other charges	—	2	6	3
Other losses (gains), net	19	(8)	32	(18)
Total operating expenses	3,937	4,444	7,943	8,725

Earnings before interest and income taxes	181	564	335	753
Net interest and other financial benefits	(58)	(57)	(113)	(118)

Earnings before income taxes	239	621	448	871
Income tax expense	56	144	94	195

Net earnings	183	477	354	676
Less: Net earnings attributable to noncontrolling interests	—	—	—	—
Net earnings attributable to United States Steel Corporation	$183	$477	$354	$676

COMMON STOCK DATA:
Net earnings per share attributable to United States Steel Corporation Stockholders
Basic	$0.82	$2.12	$1.58	$2.99
Diluted	$0.72	$1.89	$1.40	$2.67
Weighted average shares, in thousands
Basic	224,893	225,538	224,496	226,430
Diluted	254,248	254,155	254,428	255,757
Dividends paid per common share	$0.05	$0.05	$0.10	$0.10

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UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Six Months Ended June 30,	Six Months Ended June 30,
(Dollars in millions)	2024	2023
Increase (decrease) in cash, cash equivalents and restricted cash
Operating activities:
Net earnings	$354	$676
Depreciation, depletion and amortization	427	445
Asset impairment charges	19	4
Restructuring and other charges	6	3
Pensions and other postretirement benefits	(62)	(84)
Active employee benefit investments	41	7
Deferred income taxes	87	135
Working capital changes	(219)	(111)
Income taxes receivable/payable	(42)	48
Other operating activities	(165)	(229)
Net cash provided by operating activities	446	894

Investing activities:
Capital expenditures	(1,271)	(1,353)
Proceeds from sale of assets	1	3
Other investing activities	(5)	—
Net cash used in investing activities	(1,275)	(1,350)

Financing activities:
Issuance of long-term debt, net of financing costs	—	238
Repayment of long-term debt	(33)	(20)
Common stock repurchased	—	(150)
Other financing activities	(43)	(42)
Net cash (used in) provided by financing activities	(76)	26

Effect of exchange rate changes on cash	(10)	8

Net decrease in cash, cash equivalents and restricted cash	(915)	(422)
Cash, cash equivalents and restricted cash at beginning of year	2,988	3,539

Cash, cash equivalents and restricted cash at end of period	$2,073	$3,117

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UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	June 30,	December 31,
(Dollars in millions)	2024	2023
Cash and cash equivalents	$2,031	$2,948
Receivables, net	1,678	1,548
Inventories	2,020	2,128
Other current assets	221	319
Total current assets	5,950	6,943

Operating lease assets	90	109
Property, plant and equipment, net	11,222	10,393
Investments and long-term receivables, net	809	761
Intangibles, net	426	436
Goodwill	920	920
Other noncurrent assets	999	889
Total assets	$20,416	$20,451

Accounts payable and other accrued liabilities	2,680	3,028
Payroll and benefits payable	333	442
Short-term debt and current maturities of long-term debt	162	142
Other current liabilities	281	336
Total current liabilities	3,456	3,948

Noncurrent operating lease liabilities	58	73
Long-term debt, less unamortized discount and debt issuance costs	4,078	4,080
Employee benefits	117	126
Deferred income tax liabilities	679	587
Other long-term liabilities	542	497
United States Steel Corporation stockholders' equity	11,393	11,047
Noncontrolling interests	93	93
Total liabilities and stockholders' equity	$20,416	$20,451

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS
	Three Months Ended June 30,				Six Months Ended June 30,
(Dollars in millions)	2024		2023		2024		2023
Net earnings and diluted net earnings per share attributable to United States Steel Corporation, as reported	$183	$0.72	$477	$1.89	$354	$1.40	$676	$2.67
Restructuring and other charges	—		2		6		3
Stock-based compensation expense	16		12		27		23
Asset impairment charges	12		—		19		4
VEBA asset surplus adjustment	(8)		(8)		(12)		(30)
Environmental remediation charges	1		2		3		2
Strategic alternatives review process costs	18		—		41		—
Other charges, net	(2)		—		(1)		1
Adjusted pre-tax net earnings to United States Steel Corporation	220		485		437		679
Tax impact of adjusted items (a)	(9)		(2)		(20)		(1)
Adjusted net earnings and diluted net earnings per share attributable to United States Steel Corporation	$211	$0.84	$483	$1.92	$417	$1.64	$678	$2.68
Weighted average diluted ordinary shares outstanding, in millions	254.2		254.2		254.4		255.8
(a) The tax impact of adjusted items for both the three and six months ended June 30, 2024, and 2023 were calculated using a blended tax rate of 24%.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions)	2024	2023	2024	2023
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$183	$477	$354	676
Income tax expense	56	144	94	195
Net interest and other financial benefits	(58)	(57)	(113)	(118)
Depreciation, depletion and amortization expense	217	224	427	445
EBITDA	398	788	762	1,198
Restructuring and other charges	—	2	6	3
Stock-based compensation expense	16	12	27	23
Asset impairment charges	12	—	19	4
Environmental remediation charges	1	2	3	2
Strategic alternatives review process costs	18	—	41	—
Other charges, net	(2)	—	(1)	1
Adjusted EBITDA	$443	$804	$857	$1,231
Net earnings margin (a)	4.4%	9.5%	4.3%	7.1%
Adjusted EBITDA margin (a)	10.8%	16.1%	10.4%	13.0%
(a) The net earnings and adjusted EBITDA margins represent net earnings or adjusted EBITDA divided by net sales.

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF PAST TWELVE MONTHS OF FREE AND INVESTABLE CASH FLOW
	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Total of the
(Dollars in millions)	2023	2023	2024	2024	Four Quarters
Net cash provided (used) by operating activities	$817	$389	$(28)	$474	$1,652
Net cash used in investing activities	(585)	(633)	(645)	(630)	(2,493)
Free cash flow	232	(244)	(673)	(156)	(841)
Strategic capital expenditures	423	425	468	468	1,784
Investable free cash flow	$655	$181	$(205)	$312	$943

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We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA and adjusted EBITDA margin, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: restructuring and other charges, stock-based compensation expense, asset impairment charges, VEBA asset surplus adjustment, environmental remediation charges, strategic alternatives review process costs, tax impact of adjusted items and other charges, net (Adjustment Items). Adjusted EBITDA and adjusted EBITDA margins are also non-GAAP measures that exclude the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA, and adjusted EBITDA margin as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA, and adjusted EBITDA margin useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA, and adjusted EBITDA margin provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA, and adjusted EBITDA margin should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies.
We also present free cash flow, a non-GAAP measure of cash generated from operations after any investing activity and investable free cash flow, a non-GAAP measure of cash generated from operations after any investing activity adjusted for strategic capital expenditures. We believe that free cash flow and investable free cash flow provide further insight into the Company's overall utilization of cash. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This release contains information regarding the Company and NSC that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, the construction or operation of new or existing facilities or capabilities, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s or NSC’s control. It is possible that

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the Company’s or NSC’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s or NSC's historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and Form 10-K for the year ended December 31, 2023, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. All information in this report is as of the date above. The Company does not undertake any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations whether as a result of new information, future events or otherwise, except as required by law.
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2024-030
Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the Company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The Company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

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